OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                     Supplement   dated  June  5,  1998  to  the   Statement  of
           Additional Information dated March 30, 1998

The Statement of Additional Information is hereby supplemented as follows:

1. The Supplement dated May 15, 1998 to the Statement of Additional Information is replaced by this supplement.

2. Effective June 2, 1998, Robert G. Galli was appointed as a Director of the Fund. The biographical information below for Mr. Galli is added to the section captioned "How the Fund is Managed - Directors and Officers of the Fund" immediately following the information on Thomas W.
Courtney on page 21:

Robert G. Galli,  Director; Age: 64
19750 Beach Road, Jupiter Island, Florida 33469
Formerly he held the following positions: Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (October 1995 to December 1997), Vice President (June 1990 to March 1994) and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; Executive Vice President (December 1977 to October
1995), General Counsel and a director (December 1975 to October 1993) of the Manager; Executive Vice President and a director of OppenheimerFunds Distributor, Inc. (July 1978 to October 1993); Executive Vice President and a director of HarbourView Asset Management Corporation (April 1986 to October
1995), an investment adviser subsidiary of the Manager; Vice President and a director (October 1988 to October 1993) and Secretary (March 1981 to September
1988)  of  Centennial  Asset  Management  Corporation,   an  investment  adviser
subsidiary of the Manager; a director (November 1989 to October 1993) and Executive Vice President (November 1989 to January 1990) of Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; a director of Shareholder Services, Inc. (August 1984 to October 1993), a transfer agent subsidiary of the Manager; a director/trustee of other Oppenheimer funds.

3. The following is added as the last paragraph to the section captioned "How the Fund is
Managed - Deferred Compensation Plan" on page 24:

      On June 2, 1998 the Fund adopted a retirement plan that provides for payment to a retired Director of up to 80% of the average compensation paid during that Director's five years of service in which the highest compensation was received. A Director must serve in that capacity for any of the Oppenheimer Quest Funds, Oppenheimer Rochester Funds or the Oppenheimer MidCap Fund for at least 15 years to be eligible for the maximum payment. Because each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.




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4. The third  sentence of the fourth  paragraph in the section  entitled "How To
Exchange Shares" starting on page 48 is revised to read as follows:

            However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998).






June 5, 1998                                                        PXO254.007



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